UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021 (October 22, 2021)

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, NY (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL:  See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

CITIGROUP INC.

Current Report on Form 8-K

Explanatory Note

Citigroup Inc. (Citi) is filing an amendment to its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (SEC) on October 25, 2021, to amend Item 2.05 to provide an estimate of the range of total charges expected to be incurred in connection with Citi’s previously announced decision to wind down and close its Korea consumer banking business.

Item 2.05  Costs Associated with Exit or Disposal Activities

In connection with the wind down plan for its Korea consumer banking business, Citi expects to incur total estimated cash charges ranging from approximately $1.2 billion to $1.5 billion, related to voluntary termination benefits and related costs. Citi does not expect to recognize these charges all at once, but over time through the remainder of 2021 and 2022, as voluntary retirements are phased and irrevocably accepted in order to minimize business and operational impacts.

Even with these charges, Citi believes the wind down demonstrates continued progress towards Citi's strategic refresh, and supports the financial and business objectives of its previously announced exits of the consumer businesses in 13 markets in Asia and EMEA.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the rules and regulations of SEC. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These statements are not guarantees of future results or occurrences. Actual results and capital and other financial condition may differ materially from those included in these statements due to a variety of factors. These factors include, among others, the number of Citibank Korea Inc. employees who apply for voluntary termination benefits and the number of such employees for whom Citi ultimately agrees to provide voluntary termination benefits; Citi’s ability to successfully wind down and close the Korea consumer banking business, including within the expected timeframe; Citi’s incurrence of unexpected losses, charges or other costs in connection with the wind down; and the precautionary statements included in this current report. These factors also consist of those contained in Citi’s filings with the SEC, including without limitation the “Risk Factors” section of Citi’s 2020 Form 10-K. Any forward-looking statements made by or on behalf of Citi speak only as to the date they are made, and Citi does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.

104	See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: November 8, 2021
	By:	/s/ Johnbull E. Okpara
Johnbull E. Okpara
Controller and Chief Accounting Officer

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